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                                                                    Exhibit 24.1


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-59244) pertaining to the Security Banc Corporation 401(k) Profit Sharing Savings Plan of our report dated May 11, 2000 with respect to financial statements and schedule of the Security Banc Corporation 401(k) Profit Sharing Savings Plan for the year ended December 31, 1999 included in this Form 10-K/A.


                                                           /s/ Ernst & Young LLP

June 6, 2000
Columbus, Ohio